Exhibit 32.1



                                  Certification
                Pursuant to Section 906 of Sarbanes-Oxley Act of 2002


The undersigned Chief Executive Officer and Chief Financial Officer of Mid-Wisconsin Financial Services, Inc. (the "Company") certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 24, 2004

                                                 GENE C. KNOLL
                                                 Gene C. Knoll
                                                 President and CEO


                                                 RHONDA R. KELLEY
                                                 Rhonda R. Kelley
                                                 Controller
                                                 (Principal Financial Officer)

This certification accompanies this Annual Report on Form 10-K for the year ended December 31, 2003, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Mid-Wisconsin Financial Services, Inc. for purposes of the Securities Exchange Act of 1934.